Exhibit 32.1

                CERTIFICATION OF REGISTRANT'S CHIEF EXECUTIVE
                     OFFICER PURSUANT TO 18 U.S.C. 1350

I, Peter J. Murphy, Chief Executive Officer of Parlex Corporation (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (a) the Quarterly Report on Form 10-Q/A of the Company for the period ending September 28, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 13, 2004

/s/ Peter J. Murphy
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Peter J. Murphy
Chief Executive Officer